Exhibit 10.2 - Promissory Note to Calaway


                                SAVAGE MOJO, INC.

                                 PROMISSORY NOTE

                                                                    May 16, 2002



     FOR VALUE RECEIVED, the undersigned, SAVAGE MOJO, INC. (herein called the "Company"), a corporation duly organized and existing under the laws of the State of Florida, hereby promises to pay to Jim Calaway, an individual residing at 1023 Heritage Drive, Carbondale, CO 81623, (the "Lender"), or his assigns, the sum of the Principal Amount and Premium (as defined below). The outstanding principal amount of this Note shall be ONE HUNDRED THOUSAND AND 00/100 DOLLARS ($100,000.00) (the "Principal Amount"). This Note shall bear no interest.

     Payments of principal on this Note shall be made in lawful money of the United States of America, pursuant to the outlined payment dates listed herein, at 1023 Heritage Drive, Carbondale, CO 81623 or such other address as the Lender notifies the Company not less than five business days prior to the date such payment is due. The Company may repay the Note in full or in part at any time prior to the established payments dates. If the date on which any such payment is required to be made pursuant to the provisions of this Note occurs on a day other than a Business Day, such payment shall be due and payable on the next succeeding Business Day.

     Immediately after the Company receives the $100,000 represented by this Note and the Lender receives the original of this Note, the Company agrees to issue a Premium to the Lender in restricted shares of the Company's Common Stock equal to 20% of the total number of shares outstanding as of the date of this Note, or 2,355,158 shares (the "Shares"). The Shares have "piggy-back registration rights, as covered under a Registration Rights Agreement accompanying this Note and attached hereto as Exhibit "A".

     After the signing of the Note, the Company anticipates raising up to $2,000,000 through a Private Placement Memorandum pursuant to Rule 506 (the "Offering"). The repayment of this Note is contingent upon the receipt of funds from the Offering, with periodic payments to be made to Lender as follows:

        ---------------------------------- -------------------------------
                    Offering Funds Raised               Repayment of Note
        ---------------------------------- -------------------------------

                                 $200,000                               0
        ---------------------------------- -------------------------------
                                  100,000                         $10,000
        ---------------------------------- -------------------------------
                                  100,000                          10,000
        ---------------------------------- -------------------------------
                                  100,000                          10,000
        ---------------------------------- -------------------------------
                                  100,000                          35,000
        ---------------------------------- -------------------------------
                                  100,000                          35,000
                                  -------                          ------
        ---------------------------------- -------------------------------
                                 $700,000                        $100,000
        ---------------------------------- -------------------------------

     The Company may deem and treat the person in whose name this Note is registered as the holder and owner hereof for the purpose of receiving payments and for all other purposes whatsoever, notwithstanding any notations of ownership or transfer hereon. This Note may be transferred or exchanged.

     No reference herein and no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and premium at the times, place, and in the currency, as prescribed herein.

     No service charge shall be made of any registration of transfer, exchange or conversion, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     This Note shall be governed by and construed and enforced in accordance with the laws of the State of Florida.

                                             SAVAGE MOJO, INC.


                                             By:   /s/ Philip M. Cohen
                                                     ---------------------------
                                                     Philip M. Cohen, President

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